AMENDMENT NO. 2 TO

                             STOCKHOLDERS' AGREEMENT

     AMENDMENT NO. 2 TO THE STOCKHOLDERS' AGREEMENT, dated as of March 30, 2001 (this "Amendment"), by and among the Company, GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempted limited partnership, GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P., STONE STREET FUND 1997, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1997, L.P., a Delaware limited partnership (collectively, the "Investors"). Capitalized terms used in this Amendment shall have the meanings ascribed to them in the Stockholders' Agreement unless otherwise defined herein.

                                    RECITALS
                                    --------

     WHEREAS, the Company has, simultaneously with the execution and delivery of this Amendment, entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), with the Investors, pursuant to which the Company will sell and the Investors will purchase, shares of the Company's Series A Redeemable Convertible Preferred Stock (as defined in the Stock
Purchase Agreement) (the "Shares") on the terms and subject to the conditions set forth therein; and

     WHEREAS, in connection with the Stock Purchase Agreement, the Investors have agreed to enter into this Amendment, pursuant to which the Shares shall become subject to certain terms and conditions of the Stockholders' Agreement, dated as of December 19, 1997, by and among the Company, the Investors, Garry Kieves, Nina Kieves, Nicola Kieves, the Garry Kieves Retained Annuity Trust and the Garry Kieves Irrevocable Trust Agreement, and each of the individuals and the Estate of John A. Svenningsen listed on Schedule I thereto, as amended (the "Stockholders' Agreement"), including the restrictions on transferability (including of the Common Stock acquired by exercise or conversion thereof), on an as converted basis.

     NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree that the Stockholders' Agreement shall be supplemented and amended as follows:

     A. Each reference to Common Stock in the Stockholders' Agreement shall be deemed to include Shares to the same extent, and with the same economic effect, as the shares of Common Stock into which such Shares are convertible at such time would be included, except as otherwise provided herein.

     B. The Investors shall be entitled to exercise the registration rights set forth in Article III with respect to Shares only to the extent that such Shares are first converted into Common Stock; provided, however, that Shares shall continue to be included in any determination of the number of Registrable Securities, including for the purposes of priority and allocation set forth in
Section 3.1, based on the shares of Common Stock into which such Shares are convertible at such time.

     C. Effectiveness. The effectiveness of this Amendment is contingent upon the consummation of the "Closing" under the Stock Purchase Agreement. If such Closing does not oc-cur, this Amendment shall have no effect and shall be void ab initio without any party hereto having any liability to any other party hereto (provided that the foregoing shall not limit the rights of the parties thereto under the Stock Purchase Agreement).

     G. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

     H. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment, the Stockholders' Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders' Agreement in any other instrument or document shall be deemed a reference to the Stockholders' Agreement as amended hereby, unless the context otherwise requires.

     I. No Waiver. The execution, delivery and performance of this Amendment shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders' Agreement, and shall not constitute a waiver of any provision of the Stockholders' Agreement, except as expressly provided herein.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                          AMSCAN HOLDINGS, INC.



                          By:    /s/
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          80 Grasslands Road
                                            Elmsford, New York 10523
                                            Attn: Secretary
                                            Telecopier No.: (914) 345-2056



                          GS CAPITAL PARTNERS II, L.P.

                          By:      GS Advisors, L.L.C.
                                   General Partner



                          By:    /s/
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          c/o Goldman, Sachs & Co.
                                            85 Broad Street
                                            New York, NY  10004
                                            Attn:  David J. Greenwald
                                            Telecopier No.:  (212) 357-5505

                          GS CAPITAL PARTNERS II OFFSHORE, L.P.

                          By:      GS Advisors II, L.L.C., its
                                   General Partner

                          By:   /s/
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          c/o Goldman, Sachs & Co.
                                            85 Broad Street
                                            New York, NY  10004
                                            Attn:  David J. Greenwald
                                            Telecopier No.:  (212) 357-5505



                          GOLDMAN, SACHS & CO. VERWALTUNGS GMBH

                          By:   /s/
                               ------------------------------------------------
                               Name:
                               Title:



                          By:
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          c/o Goldman, Sachs & Co.
                                            85 Broad Street
                                            New York, NY  10004
                                            Attn:  David J. Greenwald
                                            Telecopier No.:  (212) 357-5505

                          STONE STREET FUND 1997, L.P.

                          By:      Stone Street 1997, L.L.C..
                                   General Partner



                          By:   /s/
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          c/o Goldman, Sachs & Co.
                                            85 Broad Street
                                            New York, NY  10004
                                            Attn:  David J. Greenwald
                                            Telecopier No.:  (212) 357-5505



                          BRIDGE STREET FUND 1997, L.P.

                          By:      Stone Street 1997, L.L.C..
                                   General Partner



                          By:   /s/
                               ------------------------------------------------
                               Name:
                               Title:

                          Address:          c/o Goldman, Sachs & Co.
                                            85 Broad Street
                                            New York, NY  10004
                                            Attn:  David J. Greenwald
                                            Telecopier No.:  (212) 357-5505